Income Taxes Uncertain Tax Positions (Policies)	9 Months Ended
Jun. 30, 2012
Income taxes [Abstract]
Income Tax Uncertainties, Policy [Policy Text Block]
The Company recognizes the tax benefit from uncertain tax positions only if it is "more likely than not" the tax position will be sustained on examination by the taxing authorities. The tax benefits recognized from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. To the extent the Company's assessment of such tax positions changes, the change in estimate will be recorded in the period in which the determination is made. Tax-related interest and penalties are classified as a component of income tax expense.